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                                                                    EXHIBIT 10.2



                          ARCH PUBLISHER'S GROUP, INC.
                             STOCKHOLDERS AGREEMENT
                             ----------------------


     AGREEMENT made this 19 day of December, 1997, by and among ARCH PUBLISHER'S GROUP, INC., a New York Corporation (the "Corporation"), ARTHUR M. FRISCHMAN, residing at 1374 Midland Avenue, Apartment 311, Bronxville, New York 10708 (hereinafter "Frischman") and EDUCORP DIRECT, INC., a California Corporation with an office located at c/o Hariston Corporation, 1500 West Georgia Street, Vancouver, B.C. V6G 2Z6 (hereinafter "Educorp Direct"), both Frischman and Educorp Direct being shareholders of the corporation.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the aggregate number of shares which the Corporation has been authorized to issue is two hundred (200) common shares, no par value; and

     WHEREAS, it is desired by the parties by this Agreement to fix the relationship, rights and obligations of and among the shareholders hereto respecting their stock ownership and for other purposes;

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants of the parties hereto, as herein contained, it is mutually agreed among them:

     1. (a) That Frischman is the holder of twenty (20) shares of stock under Certificate #1 of the Corporation.

          (b) That Educorp Direct is the holder of three and five thousand two hundred ninety four ten thousandths (3.5294) shares of stock under Certificate #2 of the Corporation.

     2.   The parties hereto agree:

          (a) The following directors have been elected and the parties will continue to cause them to be re-elected for the Corporation:

               1.   Arthur M. Frischman


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          (b)  That after the date of this agreement, there shall be four directors and the parties shall elect and continue to cause them to be reelected for the Corporation:

               1.   Arthur M. Frischman
               2.   Ted Rubel
               3.   Andrew Schulkind
               4.   A designee of Educorp Direct who
                     shall be L. James Porter

          (c) That Arthur Frischman shall have the absolute and exclusive right to elect three (3) directors of his choice to the board of directors and Educorp Direct, Inc. shall have the exclusive and absolute right to elect one (1) director of its choice to the board of directors.

          (d)  The following officers have been elected for the Corporation:

               President:               Arthur M. Frischman
               Secretary/Treasurer:     Arthur M. Frischman

     3. (a) That until the date (the "Expiration Date") that is the earlier of (i) the third anniversary of the date hereof or (ii) such time as the corporation becomes a public company, whichever event first occurs, no Stockholder, his heirs, executors or administrators shall sell, assign, transfer, pledge, encumber or in any way dispose of any or all of the shares of stock of the Corporation that may now or hereinafter be held by such Stockholder, unless such shares have first been offered for sale to the Corporation and then other stockholders.

          (b) That such offer shall be in writing for a specific cash price per share and shall state that the offer or offers to sell to the Corporation or to the other stockholders any or all of the shares of stock held or owned by the offering Stockholders and such offer, signed by the offeror shall be sent by registered mail to the Corporation and a duplicate copy of such offer as signed and mailed shall similarly be sent by registered mail to the other stockholders or parties to this Agreement.

          (c) That in the event the Corporation has sufficient surplus from which to purchase the said shares so offered for sale, then the Corporation shall have a period of fifteen (15) days from the receipt of said offer within which to


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determine whether or not it shall accept said offer, and if the said
Corporation, having a sufficient surplus therefor, elects to accept such offer, the said Corporation shall, within such period of fifteen (15) days from the receipt of said offer so signify in writing, duly signed on its behalf by the other Stockholders to the offering Stockholders and such acceptance shall be sent by certified mail to the offering Stockholders.

          (d) That in the event the Corporation, because of a lack of sufficient surplus, shall be unable to purchase any or all of such shares of stock, or shall fail to accept the offer so made to it, then the other stockholders shall have the right to purchase, pro rata to the relation of shares such Stockholder holds to the number of issued and outstanding shares, from the offeror the shares of stock remaining unaccepted at the expiration of such fifteen (15) days as though at the expiration of such fifteen (15) days, an offer to sell the same were then made by the offering Stockholders under the preceding paragraphs of this Article, and such other Stockholders shall act upon the right hereby so granted (hereinafter called the "re-offer") before the expiration of a period of fifteen (15) days following the fifteen (15) days hereinbefore described, in the same manner as if an offer had been made to them under the preceding paragraphs of this Article.

          (e) That if any offer made as aforesaid, or any re-offer made as provided in paragraph "(d)" of this Article, shall have been accepted as hereinabove provided, the shares of stock so accepted for purchase shall be delivered and paid for by the accepting Stockholders or the Corporation in the manner and at the price provided in this offer, and no shares of stock of the Corporation held or owned by the Stockholders shall be transferable in any other manner or to any other person, firm, association or corporation, until said Corporation and/or the other Stockholders to whom such offer or re-offer required to be made as aforesaid shall have refused in writing or shall have failed to accept the offer or re-offer therefor, or made payment therefor within the periods hereinabove or hereinafter provided.

          (f) That if any of the shares of stock so offered or re-offered for purchase shall not be accepted for purchase as and within the period or periods of time above prescribed, then the offering Stockholder shall have the right (but not the obligation), during the six (6) months after the expiration of the periods of time as hereinabove set forth to offer or re-offer the said stock for sale at a price no lower than the price offered to the


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Corporation or other shareholders. After such six (6) month period is over,
Seller must comply again with this Section 3 with regard to any sale prior to the Expiration Date.

     4. The death of any Stockholder, the dissolution of or transfer of any stockholder shall be deemed an offer to sell the shares of the deceased, dissolved or transferred Stockholder under and pursuant to the provisions of Paragraph "3" of this Agreement, at the then fair market value.

     5. That in order to more fully effectuate the intent of the respective parties hereto, the certificate or certificates representing the shares of common capital stock of the Corporation shall have endorsed on them the following:

          "Transfer, bequest, devise, hypothecation, negotiation, assignment, pledge, sale or other disposition of this share certificate and the shareholdings represented hereby are restricted by and are subject to all of the terms, conditions and provisions of a certain Shareholder's Agreement entered into among the shareholders of the Corporation as of the 19th day of December, 1997 and all amendments thereto, a copy of which is on file at the principal office of the Corporation."

     6. Any sale, assignment, transfer, pledge or other distribution of any of the shares of stock of the Corporation owned by the said Stockholders in contravention to the provisions herein contained shall be of no force and the said Corporation is by these presents authorized and directed not to make any assignment of such shares in contravention to the terms of this Agreement.

     7. The Corporation shall not issue any shares of its capital stock (or any options, warrants or other rights directly or indirectly to acquire such shares) ("Offered Securities") unless it first offers in writing to each of the then stockholders of the Corporation the right to buy a pro-rata portion (based on such stockholder's percentage ownership of the Corporation) of the Offered Securities at a specified cash price. Each stockholder may elect (by written notice to the Corporation and the other stockholder(s) within thirty days after receipt of such offer) to accept such offer as to some or all of the Offered Securities. To the extent that the stockholders do not so elect to accept such


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offer within such 30 day period, then the Corporation shall have the right (but not the obligation) to sell the Offered Securities during the six month period following the expiration of said 30 day period at a cash price that is no lower than that specified in the offer notice. After the expiration of said six month period, any subsequent offering by the Corporation must comply with the above pre-emptive rights provisions. Such provisions do not apply to the issuance of
3.5294 shares to Educorp Direct, Inc. on or about December 19, 1997 or to a public offering. The Corporation shall not authorize or permit the issuance or transfer to any person or entity (except itself) of any shares of capital stock or other ownership interests (or options, warrants or other rights to acquire same) in any of its direct or indirect subsidiaries (including without limitation Educorp LLC), unless it has first offered such stock or other ownership interests to the stockholders of Arch in a similar manner as set forth and designated in this paragraph as preemptive rights.

     8. The parties hereto agree to execute any papers, resolutions or agreements and will do any and all other acts that may be necessary to effectuate the terms of this Agreement.

     9. No agreement of the parties hereto shall have the effect of discharging this Agreement or of changing or modifying it or any part thereof unless such agreement shall be in writing and signed by the parties hereto, nor shall any waiver of any of the conditions or provisions of this Agreement be effective and binding unless such waiver shall be in writing and signed by the party claimed to have given consent to or suffered the waiver.

     10. That this Agreement shall in all respects be binding upon each of the parties hereto, their respective heirs, administrators and assigns. That this Agreement shall be deemed to have been made under and shall be governed by the laws of the State of New York applicable thereto, including matters of construction, validity and performance. In the event that any provision thereto shall at any time be deemed to be contrary to the law and invalid, the other terms and provisions shall remain in full force and effect.

     11. That this Agreement may be executed in any number of counterparts, all of which shall continue as one and the same Agreement.

     12. If any disagreement shall arise among the parties hereto with respect to any of the provisions of this Agreement, the same shall be determined by "JUDICATE", and a decision of the arbitrator or arbitrators so designated by the said Association, when made in writing, shall be conclusive and binding upon all of the parties


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hereto, and judgment thereon may be entered in the Supreme Court of the State of
New York or such other court as shall have jurisdiction.

     13. This Agreement shall terminate upon the happening of (i) the tenth anniversary of the date hereof or (ii) a public offering by the company.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

                                                 /s/ Arthur M. Frischman
                                                 -------------------------------
                                                 ARTHUR M. FRISCHMAN


                                             ARCH PUBLISHER'S GROUP, INC.
                                             BY: /s/ Arthur Frischman, President
                                                 -------------------------------
                                                 ARTHUR M. FRISCHMAN, PRESIDENT


                                             EDUCORP DIRECT, INC.
                                             BY:
                                                 -------------------------------
STATE OF NEW YORK)
                 ss:
COUNTY OF SUFFOLK)

     On this 19th day of December, 1997 before me personally came ARTHUR M. FRISCHMAN to me known and known to me to be the individual who executed the foregoing instrument, and who acknowledged to me that he executed same.

                                                  /s/ Jeffrey T. Heller
                                                 -------------------------------
                                                     NOTARY PUBLIC

                                                       JEFFREY T. HELLER
                                                Notary Public, State of New York
STATE OF NEW YORK)                                       No.52-6030500
                 ss:                              Qualified in Suffolk County
COUNTY OF        )                              Commission Expires July 19, 1998

     On this 19th day of December, 1997 before me personally came ARTHUR M. FRISCHMAN to me known, who, being duly sworn, did depose and say that he resides at Bronxville, New York; that he is the President of ARCH PUBLISHER'S GROUP, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the


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seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                                  /s/ Jeffrey T. Heller
                                                 -------------------------------
                                                     NOTARY PUBLIC

                                                       JEFFREY T. HELLER
                                                Notary Public, State of New York
STATE OF         )                                       No.52-6030500
                 ss:                              Qualified in Suffolk County
COUNTY OF        )                              Commission Expires July 19, 1998

     On this ____ day of December, 1997 before me personally came ______________ to me known, who, being duly sworn, did depose and say that he/she resides at ____________________________; that he/she is the _________________ of EDUCORP
DIRECT, INC., the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he/she signed his/her name thereto by like order.


                                                 -------------------------------
                                                     NOTARY PUBLIC


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hereto, and judgment thereon may be entered in the Supreme Court of the State of
New York or such other court as shall have jurisdiction.

     13. This Agreement shall terminate upon the happening of (i) the tenth anniversary of the date hereof or (ii) a public offering by the company.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

                                             /s/ ARTHUR M. FRISCHMAN
                                             ----------------------------------
                                             Arthur M. Frischman

                                             ARCH PUBLISHER'S GROUP, INC.

                                             By: /s/ ARTHUR M. FRISCHMAN
                                                -------------------------------
                                                Arthur M. Frischman, President

                                             EDUCORP DIRECT, INC.

                                             By: /s/ L. JAMES PORTER
                                                -------------------------------
                                                L. James Porter
                                                Secretary, CFO


STATE OF NEW YORK)
                 )  ss:
COUNTY OF SUFFOLK)


     On this ________ day of December, 1997 before me personally came ARTHUR M. FRISCHMAN to me known and known to me to be the individual who executed the foregoing instrument, and who acknowledged to me that he executed same.


                                                 ------------------------------
                                                    NOTARY PUBLIC

STATE OF NEW YORK)
                   ss:
COUNTY OF        )


     On this ____ day of December, 1997 before me personally came Arthur M. Frischman to me known, who, being duly sworn, did depose and say that he resides at _____________________________________; that he is the President of
ARCH PUBLISHER'S GROUP INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the



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seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.



                                             ------------------------
                                                  NOTARY PUBLIC


STATE OF ILLINOIS      )
                         ss:
COUNTY OF COOK         )



     On this 19th day of December, 1997 before me personally came L. James Porter to me known, who, being duly sworn, did depose and say that he/she resides at Vancouver, British Columbia; that he/she is the Secretary/CFO of EDUCORP DIRECT, INC., the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he/she signed his/her name thereto by like order.




                                             /s/ STEPHEN R. OTIS
                                             ------------------------
                                                  NOTARY PUBLIC



                                [OFFICIAL SEAL]


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